EX 99.28(n)(1)(ii)

Amendment to
JNL Series Trust Multiple Class Plan

This Amendment is made by JNL Series Trust, a Massachusetts business trust (“Trust”) to its Multiple Class Plan (“Plan”).

Whereas, the Plan was adopted on April 29, 2013 by the Trust with respect to each of the Trust’s investment portfolios (each a “Fund”) as shown on Schedule A to the Plan, in accordance with Rule 18f-3 under the Investment Company Act of 1940, as amended.

Whereas, the following fund merger and sub-adviser replacements have been approved by the Board of Trustees of the Trust:

Fund Merger

-	JNL/M&G Global Leaders Fund being merged into the JNL/Franklin Templeton Global Growth Fund.

Sub-Adviser Replacements

-
BlackRock Investment Management, Inc. to replace UBS Global Asset Management, Inc. to sub-advise the JNL/UBS Large Cap Select Growth Fund, which will subsequently be renamed the JNL/BlackRock Large Cap Select Growth Fund; and

-	Invesco Advisers, Inc. to replace Lazard Asset Management LLC to sub-advise the JNL/Lazard Mid Cap Equity Fund, which will subsequently be renamed the JNL/Invesco Mid Cap Value Fund.

Whereas, pursuant to the Fund Merger and Sub-Adviser Replacements outlined herein-above, the parties have agreed to amend Schedule A of the Agreement to:

-	remove the JNL/M&G Global Leaders Fund;
-	remove the JNL/UBS Large Cap Select Growth Fund;
-	remove the JNL/Lazard Mid Cap Equity Fund;
-	add the JNL/BlackRock Large Cap Select Growth Fund; and
-	add the JNL/Invesco Mid Cap Value Fund.

Now Therefore, the Trust hereby amends the Plan as follows:

1.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated September 16, 2013, attached hereto.

In Witness Whereof, the Trust has caused this Amendment to be executed as of June 21, 2013, effective as of September 16, 2013.

JNL Series Trust

By:	/s/ Kristen K. Leeman
Name:	Kristen K. Leeman
Title:	Assistant Secretary

Schedule a
Dated September 16, 2013
Investment Portfolios

Fund	Class
JNL/American Funds Balanced Allocation Fund	Class A Class B
JNL/American Funds Blue Chip Income and Growth Fund	Class A Class B
JNL/American Funds Global Bond Fund	Class A Class B
JNL/American Funds Global Small Capitalization Fund	Class A Class B
JNL/American Funds Growth Allocation Fund	Class A Class B
JNL/American Funds Growth-Income Fund	Class A Class B
JNL/American Funds International Fund	Class A Class B
JNL/American Funds New World Fund	Class A Class B
JNL/AQR Managed Futures Strategy Fund	Class A Class B
JNL/BlackRock Commodity Securities Strategy Fund	Class A Class B
JNL/BlackRock Global Allocation Fund	Class A Class B
JNL/BlackRock Large Cap Select Growth Fund	Class A Class B
JNL/Brookfield Global Infrastructure Fund	Class A Class B
JNL/Capital Guardian Global Diversified Research Fund	Class A Class B
JNL/Capital Guardian Global Balanced Fund	Class A Class B
JNL/DFA U.S. Core Equity Fund	Class A Class B
JNL/Eagle SmallCap Equity Fund	Class A Class B
JNL/Eastspring Investments Asia ex-Japan Fund	Class A Class B
JNL/Eastspring Investments China-India Fund	Class A Class B
JNL/Franklin Templeton Founding Strategy Fund	Class A
JNL/Franklin Templeton Global Growth Fund	Class A Class B
JNL/Franklin Templeton Global Multisector Bond Fund	Class A Class B
JNL/Franklin Templeton Income Fund	Class A Class B
JNL/Franklin Templeton International Small Cap Growth Fund	Class A Class B
JNL/Franklin Templeton Mutual Shares Fund	Class A Class B

Fund	Class
JNL/Franklin Templeton Small Cap Value Fund	Class A Class B
JNL/Goldman Sachs Core Plus Bond Fund	Class A Class B
JNL/Goldman Sachs Emerging Markets Debt Fund	Class A Class B
JNL/Goldman Sachs Mid Cap Value Fund	Class A Class B
JNL/Goldman Sachs U.S. Equity Flex Fund	Class A Class B
JNL Institutional Alt 20 Fund	Class A
JNL Institutional Alt 35 Fund	Class A
JNL Institutional Alt 50 Fund	Class A
JNL Institutional Alt 65 Fund	Class A
JNL/Invesco International Growth Fund	Class A Class B
JNL/Invesco Large Cap Growth Fund	Class A Class B
JNL/Invesco Mid Cap Value Fund	Class A Class B
JNL/Invesco Global Real Estate Fund	Class A Class B
JNL/Invesco Small Cap Growth Fund	Class A Class B
JNL/Ivy Asset Strategy Fund	Class A Class B
JNL/JPMorgan International Value Fund	Class A Class B
JNL/JPMorgan MidCap Growth Fund	Class A Class B
JNL/JPMorgan U.S. Government & Quality Bond Fund	Class A Class B
JNL/Lazard Emerging Markets Fund	Class A Class B
JNL/M&G Global Basics Fund	Class A Class B
JNL/Mellon Capital Bond Index Fund	Class A Class B
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund	Class A Class B
JNL/Mellon Capital Emerging Markets Index Fund	Class A Class B
JNL/Mellon Capital European 30 Fund	Class A Class B
JNL/Mellon Capital Global Alpha Fund	Class A Class B
JNL/Mellon Capital Index 5 Fund	Class A
JNL/Mellon Capital International Index Fund	Class A Class B
JNL/Mellon Capital Pacific Rim 30 Fund	Class A Class B

Fund	Class
JNL/Mellon Capital Small Cap Index Fund	Class A Class B
JNL/Mellon Capital 10 x 10 Fund	Class A
JNL/Mellon Capital S&P 500 Index Fund	Class A Class B
JNL/Mellon Capital S&P 400 MidCap Index Fund	Class A Class B
JNL/Mellon Capital Utilities Sector Fund	Class A Class B
JNL/Morgan Stanley Mid Cap Growth Fund	Class A Class B
JNL/Neuberger Berman Strategic Income Fund	Class A Class B
JNL/Oppenheimer Global Growth Fund	Class A Class B
JNL/PIMCO Real Return Fund	Class A Class B
JNL/PIMCO Total Return Bond Fund	Class A Class B
JNL/PPM America Floating Rate Income Fund	Class A Class B
JNL/PPM America High Yield Bond Fund	Class A Class B
JNL/PPM America Mid Cap Value Fund	Class A Class B
JNL/PPM America Small Cap Value Fund	Class A Class B
JNL/PPM America Value Equity Fund	Class A Class B
JNL/Red Rocks Listed Private Equity Fund	Class A Class B
JNL/T. Rowe Price Established Growth Fund	Class A Class B
JNL/T. Rowe Price Mid-Cap Growth Fund	Class A Class B
JNL/T. Rowe Price Short-Term Bond Fund	Class A Class B
JNL/T. Rowe Price Value Fund	Class A Class B
JNL/WMC Balanced Fund	Class A Class B
JNL/WMC Money Market Fund	Class A Class B
JNL/WMC Value Fund	Class A Class B
JNL/S&P Managed Growth Fund	Class A
JNL/S&P Managed Conservative Fund	Class A
JNL/S&P Managed Moderate Growth Fund	Class A
JNL/S&P Managed Moderate Fund	Class A
JNL/S&P Managed Aggressive Growth Fund	Class A

Fund	Class
JNL/S&P Competitive Advantage Fund	Class A Class B
JNL/S&P Dividend Income & Growth Fund	Class A Class B
JNL/S&P Intrinsic Value Fund	Class A Class B
JNL/S&P Total Yield Fund	Class A Class B
JNL/S&P 4 Fund	Class A
JNL Disciplined Moderate Fund	Class A
JNL Disciplined Moderate Growth Fund	Class A
JNL Disciplined Growth Fund	Class A